UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2007

Date of Report (Date of earliest event reported)

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri	01-07284	43-0168840
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No

5711 R. S. Boreham, Jr., St

Fort Smith, Arkansas

Address of principal executive offices

72901

Zip Code

479-646-4711

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 30, 2007, George E. Moschner, age 48, was hired and became the Chief Financial Officer of Baldor Electric Company. George is a Certified Public Accountant and was previously a partner with BKD, LLP. He has over 25 years of public accounting experience, particularly in accounting, auditing, tax and financial reporting. This CFO position was previously held by Ronald E. Tucker who was promoted to President and Chief Operating Officer in January 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date	May 4, 2007	/s/ Ronald E. Tucker
Ronald E. Tucker
President, Chief Operating Officer, and Secretary